J.P. MORGAN INCOME FUNDS

JPMORGAN TRUST I

JPMorgan Emerging Markets Debt Fund

(All Share Classes)

(the “Fund”)

Supplement dated July 29, 2025

to the current Summary Prospectuses and Prospectuses, as supplemented

Effective immediately, the portfolio manager information in the “Risk/Return Summary — Management” section of the Fund’s Summary Prospectuses and Prospectuses is deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc. (the adviser)

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Emil Babayev	2016	Managing Director
Nick Eisinger	2025	Managing Director
Andrew Bartlett	2025	Executive Director
Turker Hamzaoglu	2025	Executive Director
Pierre-Yves Bareau	2009	Managing Director

In addition, the “The Funds’ Management and Administration — The Portfolio Managers — Emerging Markets Debt Fund” section of the Fund’s Prospectuses is deleted in its entirety and replaced with the following:

Emerging Markets Debt Fund

The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Fund. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Fund within the parameters established by the portfolio managers.

Emil M. Babayev, Managing Director, is the lead portfolio manager responsible for the day-to-day management of the Fund. Mr. Babayev is supported in his role by Nick Eisinger, Managing Director, Andrew Bartlett, Executive Director and CFA charterholder, Turker Hamzaoglu. Executive Director and Pierre-Yves Bareau, Managing Director, who complete the portfolio management team for the Fund. Mr. Babayev is a member of the Global Fixed Income, Currency & Commodities Group (GFICC) and is the senior portfolio manager for hard currency debt strategies within the Emerging Markets Debt Team. He has been an employee of JPMIM since 2000 and a portfolio manager for the Fund since March 2016. Mr. Eisinger is a member of the GFICC group. He has been an employee of JPMIM since July 2025, and a portfolio manager for the Fund since July 2025. He is the Head of EM Sovereign Strategy and leads the hard currency debt strategies within the Emerging Markets Debt Team. Prior to JPMIM, he was at Vanguard, where he served as Co-Head of Emerging Markets Active Funds. Prior to that, Mr. Eisinger held key roles at Fidelity Investments (FMR), Deutsche Bank, Fitch, Dun & Bradstreet, and Oxford Economic Forecasting. Mr. Bartlett is a member of the GFICC group and a portfolio manager within the Emerging Markets Debt team responsible for macroeconomic research on sovereign debt. He has been an employee of JPMIM since 2007 and a portfolio manager of the Fund since February 2025. Mr. Hamzaoglu is a member of the GFICC group and a portfolio manager for hard currency debt strategies within the Emerging Markets Debt Team. He has been an employee of JPMIM since 2016 and a portfolio manager of the Fund since February 2025. Mr. Bareau, CIO and Head of Emerging Markets Debt, has been a portfolio manager for the Fund and an employee of JPMIM since October 2009. He is the Head and Chief Investment Officer of the Emerging Markets Debt team in the GFICC group. He is responsible for coordinating resources located in New York, London, Asia and Latin America.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUSES AND PROSPECTUSES FOR FUTURE REFERENCE

SUP-EMD-PM-725